Exhibit 10.5

EXECUTION VERSION

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT dated as of July 25, 2014, between Bank of America, N.A., in its capacity as collateral agent under the First Lien Credit Agreement, including its successors and assigns from time to time, and Bank of America, N.A., in its capacity as collateral agent under the Second Lien Credit Agreement, including its successors and assigns from time to time. Capitalized terms used herein but not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement and the Second Lien Credit Agreement, as applicable.

A.    Karman Buyer Corp., a Delaware corporation (the “Borrower”), is party to that certain First Lien Credit Agreement dated as of July 25, 2014 (as further amended, restated, amended and restated, supplemented, waived, refinanced, replaced or otherwise modified from time to time, the “First Lien Credit Agreement”), among the Borrower, Karman Intercompany Corp., a Delaware corporation (“Holdings”), each lender from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent.

B.    Holdings and the Borrower are party to that certain Second Lien Credit Agreement (as amended, restated, amended and restated, supplemented, waived, refinanced, replaced or otherwise modified from time to time, the “Second Lien Credit Agreement”) dated as of July 25, 2014, among Holdings, the Borrower, each lender from time to time party thereto and Bank of America, N.A., as administrative agent and collateral agent.

Accordingly, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1    Definitions.

1.1    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” shall mean this Agreement, as amended, restated, renewed, extended, supplemented, waived, replaced or otherwise modified from time to time in accordance with the terms hereof.

“Bankruptcy Code” shall mean Title 11 of the United States Code, 11 USC § 101, et seq., as amended from time to time.

“Bankruptcy Law” shall mean the Bankruptcy Code and any similar federal, state, or foreign law for the relief of debtors, or any arrangement, reorganization, insolvency, moratorium, assignment for the benefit of creditors, any other marshalling of assets and/or liabilities of the Borrower and/or its affiliates, or any similar law relating to or affecting creditors’ rights generally.

“Borrower” shall have the meaning set forth in the recitals hereto and shall include any Successor Borrower under and as defined in the First Lien Credit Agreement and Second Lien Credit Agreement.

“Common Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, constituting both First Lien Collateral and Second Lien Collateral, including without limitation any assets in which the First Lien Collateral Agent or Second Lien Collateral Agent is automatically deemed to have a Lien pursuant to the provisions of Section 2.3.

“Comparable Second Lien Security Document” shall mean, in relation to any Common Collateral subject to any Lien created under any First Lien Document, those Second Lien Security Documents that create a Lien on the same Common Collateral, granted by the same Grantor.

“Conforming Plan of Reorganization” means any Plan of Reorganization whose provisions are consistent with the provisions of this Agreement.

“Control Collateral” means any Common Collateral consisting of any Certificated Security, Instrument (each as defined in the UCC), rights, cash and any other Common Collateral as to which a first priority Lien shall or may be perfected through possession or control by the secured party or any agent therefor.

“DIP Financing” shall have the meaning set forth in Section 6.1.

“Discharge of First Lien Obligations” shall mean, except to the extent otherwise provided in Section 5.6, payment in full in cash (except for contingent indemnities and cost and reimbursement obligations to the extent no claim has been made) of all First Lien Obligations, with respect to letters of credit or letter of credit guaranties outstanding under the First Lien Documents, delivery of cash collateral or backstop letters of credit in respect thereof in a manner consistent with the First Lien Credit Agreement, in each case after or concurrently with the termination of all commitments to extend credit thereunder, and the termination of all commitments of the First Lien Secured Parties under the First Lien Documents; provided that the Discharge of First Lien Obligations shall not be deemed to have occurred if such payments are made with the proceeds of other First Lien Obligations that constitute an exchange or replacement for, or a Refinancing of, such Obligations or First Lien Obligations. In the event the First Lien Obligations are modified and are paid over time or otherwise modified pursuant to Section 1129 of the Bankruptcy Code or other Bankruptcy Law, the First Lien Obligations shall be deemed to be discharged when the final payment is made, in the form provided in such Plan of Reorganization, in respect of such indebtedness and any obligations pursuant to such new indebtedness shall have been satisfied.

“First Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any First Lien Obligations pursuant to a First Lien Security Document.

“First Lien Collateral Agent” shall mean Bank of America, N.A., in its capacity as collateral agent for the lenders and other secured parties under the First Lien Credit Agreement and the other First Lien Documents entered into pursuant to the First Lien Credit Agreement, together with its successors and permitted assigns under the First Lien Credit Agreement exercising substantially the same rights and powers.

“First Lien Credit Agreement” shall have the meaning set forth in the recitals herein.

“First Lien Documents” shall mean the credit, guarantee and security documents governing the First Lien Obligations, including, without limitation, the First Lien Credit Agreement, each Secured Hedge Agreement (as defined in the First Lien Credit Agreement), documents governing Cash Management Services (as defined in the First Lien Credit Agreement) constituting First Lien Obligations, the First Lien Security Documents, the Global Intercompany Note, the Intercompany Subordination Agreement (as defined in the First Lien Credit Agreement) and each other Loan Document (as defined in the First Lien Credit Agreement).

“First Lien Obligations” shall mean all “Secured Obligations” as defined in the Security Agreement (as defined in the First Lien Credit Agreement) or any equivalent term used to describe the secured obligations under such Security Agreement.

“First Lien Secured Parties” shall mean, at any relevant time, the holders of First Lien Obligations at such time, including without limitation the lenders and agents (including the First Lien Collateral Agent) under the First Lien Credit Agreement, the Issuing Bank (as defined in the First Lien Credit Agreement), the Swing Line Lender (as defined in the First Lien Credit Agreement), each Cash Management Bank (as defined in the First Lien Credit Agreement) under Cash Management Services (as defined in the First Lien Credit Agreement), each Hedge Bank (as defined in the First Lien Credit Agreement) under each Secured Hedge Agreement (as defined in the First Lien Credit Agreement) and each other Secured Party (as defined in the First Lien Credit Agreement).

“First Lien Security Documents” shall mean the Collateral Documents (as defined in the First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted securing First Lien Obligations or under which rights or remedies with respect to such Liens are governed, in each case to the extent relating to Common Collateral.

“First Priority Liens” shall mean Liens securing the First Lien Obligations, which Liens are superior and prior in priority to the Liens securing the Second Lien Obligations.

“Grantors” shall mean the Borrower and each other Loan Party (as defined in the First Lien Credit Agreement) that has executed and delivered a First Lien Document or a Second Lien Document.

“Holdings” shall have the meaning set forth in the recitals herein.

“Indebtedness” shall mean and include all obligations that constitute “Indebtedness” within the meaning of the Second Lien Credit Agreement or the First Lien Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” shall mean:

(1)    any voluntary or involuntary case commenced or proceeding by or against the Borrower or any other Grantor under the Bankruptcy Code or any Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Borrower or any other Grantor, any receivership, assignment for the benefit of creditors, or liquidation relating to the Borrower or any other Grantor or any similar case or proceeding relative to the Borrower or any other Grantor or its creditors, as such;

(2)    any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Borrower or any other Grantor, in each case whether voluntary or involuntary and whether or not involving bankruptcy or insolvency; or

(3)    any other proceeding of any type or nature, whether or not involving insolvency or Bankruptcy, in which substantially all claims of creditors of the Borrower or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Lien” shall have the meaning assigned to such term in the First Lien Credit Agreement.

“New Agent” shall have the meaning set forth in Section 5.6.

“Non-Conforming Plan of Reorganization” shall mean any Plan of Reorganization whose provisions are inconsistent with or in contravention of any provision of this Agreement, including any plan of reorganization that purports to re-order (whether by subordination, invalidation, or otherwise) or otherwise disregard, in whole or part, the provisions of Section 2 (including the Lien priorities of Section 2.1), the provisions of Section 4 or the provisions of Section 6.

“Payment Discharge” shall have the meaning set forth in Section 5.1(a).

“Person” shall mean any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, entity or other party, including any government or governmental unit, and any political subdivision, agency or instrumentality thereof.

“Plan of Reorganization” shall mean any plan of reorganization, plan of liquidation, agreement for composition, or other type of dispositive plan of arrangement proposed in or in connection with any Insolvency or Liquidation Proceeding under the Bankruptcy Code or any other Bankruptcy Law.

“Purchase Event” shall have the meaning set forth in Section 5.7.

“Recovery” shall have the meaning set forth in Section 6.3.

“Refinance” shall mean, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace or repay, or to issue other indebtedness or enter alternative financing arrangements, in exchange or replacement for such indebtedness, including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated. “Refinanced” and “Refinancing” have correlative meanings.

“Reinstatement” shall have the meaning set forth in Section 5.6.

“Required Lenders” shall have the meaning assigned to such term in the First Lien Credit Agreement.

“Second Lien Collateral” shall mean all of the assets of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted or purported to be granted as security for any Second Lien Obligations pursuant to a Second Lien Security Document.

“Second Lien Collateral Agent” shall mean Bank of America, N.A., in its capacity as collateral agent for the lenders and other secured parties under the Second Lien Credit Agreement and the other Second Lien Documents entered into pursuant to the Second Lien Credit Agreement, together with its successors and permitted assigns under the Second Lien Credit Agreement exercising substantially the same rights and powers.

“Second Lien Credit Agreement” shall have the meaning set forth in the recitals hereto.

“Second Lien Documents” shall mean the credit and security documents governing the Second Lien Obligations, including, without limitation, the Second Lien Credit Agreement, the Second Lien Security Documents, the Global Intercompany Note, the Intercompany Subordination Agreement (as defined in the Second Lien Credit Agreement), and each other Loan Document (as defined in the First Lien Credit Agreement).

“Second Lien Enforcement Date” means the date which is 180 days after the occurrence of (i) an Event of Default (under and as defined in the Second Lien Credit Agreement) and (ii) the First Lien Collateral Agent’s receipt of written notice from the Second Lien Collateral Agent certifying that (x) an Event of Default (under and as defined in the Second Lien Credit Agreement) has occurred and is continuing and (y) the Second Lien Obligations are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the Second Lien Credit Agreement; provided that the Second Lien Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the First Lien Collateral Agent or the First Lien Secured Parties have commenced and are diligently pursuing any enforcement action with respect to all or a material portion of the Common Collateral, (2) at any time any Grantor is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding, or (3) if the acceleration of the Second Lien Obligations (if any) is rescinded in accordance with the terms of the Second Lien Credit Agreement.

“Second Lien Obligations” shall mean all “Secured Obligations” as defined in the Security Agreement (as defined in the Second Lien Credit Agreement) or any equivalent term used to describe the secured obligations under such Security Agreement.

“Second Lien Secured Parties” shall mean, at any relevant time, the holders of Second Lien Obligations at such time, including, without limitation, the lenders and agents (including the Second Lien Collateral Agent) under the Second Lien Credit Agreement and each other Secured Party (as defined in the First Lien Credit Agreement).

“Second Lien Security Documents” shall mean the Collateral Documents (as defined in the Second Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted or purported to be granted securing Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.

“Second Liens” shall mean the Liens securing the Second Lien Obligations.

“Security Documents” means, collectively, the First Lien Security Documents and the Second Lien Security Documents.

“Subsidiary” shall mean any “Subsidiary” of the Borrower as defined in the First Lien Credit Agreement or the Second Lien Credit Agreement.

“UCC” shall mean the Uniform Commercial Code as from time to time in effect in the State of New York.

1.2    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified from time to time, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2    Lien Priorities.

2.1    Subordination of Liens. Notwithstanding (i) the date, time, manner or order of filing or recordation of any document or instrument or grant, attachment or perfection (including any defect or deficiency or alleged defect or deficiency in any of the foregoing) of any Liens granted to the Second Lien Collateral Agent or the Second Lien Secured Parties on the Common Collateral or of any Liens granted to the First Lien Collateral Agent or the First Lien Secured Parties on the Common Collateral, (ii) any provision of the UCC, the Bankruptcy Code, any applicable Bankruptcy Law or other applicable law, the Second Lien Documents or the First Lien Documents, (iii) whether the First Lien Collateral Agent, either directly or through agents, holds possession of, or has control over, all or any part of the Common Collateral, (iv) the fact that any such Liens may be subordinated, voided, avoided, invalidated or lapsed or (v) any other circumstance of any kind or nature whatsoever, the Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, hereby agrees that: (a) any Lien on the Common Collateral securing any First Lien Obligations now or hereafter held by or on behalf of the First Lien Collateral Agent or any First Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall have priority over and be senior and prior to any Lien on the Common Collateral securing any Second Lien Obligations in all respects, and (b) any Lien on the Common Collateral securing any Second Lien Obligations now or hereafter held by or on behalf of the Second Lien Collateral Agent or any Second Lien Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Common Collateral securing any First Lien Obligations. All Liens on the Common Collateral securing any First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Common Collateral securing any Second Lien Obligations for all purposes, whether or not such Liens securing any First Lien Obligations are subordinated to any Lien securing any other obligation of the Borrower, any other Grantor or any other Person. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, expressly agrees that any Lien purported to be granted on any Common Collateral as security for the First Lien Obligations shall be deemed to be, and shall be deemed to remain, senior in all respects and prior to all Liens on the Common Collateral securing any Second Lien Obligations for all purposes regardless of whether the Lien purported to be granted is found to be improperly granted, improperly perfected, preferential, a fraudulent conveyance or legally or otherwise deficient in any manner.

2.2    Prohibition on Contesting Liens. Each of the First Lien Collateral Agent, for itself and on behalf of each applicable First Lien Secured Party and the Second Lien Collateral Agent, for itself and on behalf of each applicable Second Lien Secured Party, agrees that (a) it shall not (and hereby waives any right to) take any action to challenge, contest or support any other Person in contesting or challenging, directly or indirectly, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity, perfection, priority or enforceability of a Lien securing any First Lien Obligations held (or purported to be held) by or on behalf of the First Lien Collateral Agent or any of the First Lien Secured Parties or any agent or trustee therefor in any First Lien Collateral or Common Collateral or any Second Lien Obligations held (or purported to be held) by or on behalf of the Second Lien Collateral Agent or any of the Second Lien Secured Parties or any agent or trustee therefor in any Second Lien Collateral or Common Collateral, as the case may be and (b) none of them will oppose or otherwise contest (or support any Person contesting) any other request for judicial relief made in any court by the First Lien Collateral Agent, any First Lien Secured Parties, the Second Lien Collateral Agent or any Second Lien Secured Parties, as applicable relating to the lawful enforcement of any First Priority Lien on Common Collateral or First Lien Collateral or Second Liens on Common Collateral or Second Lien Collateral, as applicable; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the any First Lien Secured Party or Second Lien Secured Party to enforce this Agreement.

2.3    No New Liens. So long as the Discharge of First Lien Obligations has not occurred, the parties hereto agree that, after the date hereof, the Second Lien Collateral Agent shall not acquire or hold any Lien on any assets of the Borrower or any other Grantor (and neither the Borrower nor any Grantor shall grant such Lien) securing any Second Lien Obligations that are not also subject to a First Priority Lien in respect of the First Lien Obligations under the First Lien Documents, and (ii) except as otherwise set forth herein or in the First Lien Documents or the Second Lien Documents, none of the Grantors shall grant or permit any Liens on any asset or property of any Grantor to secure any First Lien Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset or property of such Grantor to secure the Second Lien Obligations. If any Second Lien Collateral Agent or any Second Lien Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of the Borrower or any other Grantor securing any Second Lien Obligations that are not also subject to the First Priority Lien in respect of the First Lien Obligations under the First Lien Documents, then the Second Lien Collateral Agent or such Second Lien Secured Party shall, without the need for any further consent of any party and notwithstanding anything to the contrary in any other document, (i) notify the First Lien Collateral Agent promptly upon becoming aware thereof and, unless such Grantor shall promptly grant a similar Lien on such assets or property to the First Lien Collateral Agent as security for the First Lien Obligations, shall assign such Lien to the First Lien Collateral Agent as security for all First Lien Obligations for the benefit of the First Lien Secured Parties (but may retain a junior lien on such assets or property subject to the terms hereof) and (ii) until such assignment or such grant of a similar Lien to the First Lien Collateral Agent, shall be deemed to also hold and have held such Lien for the benefit of the First Lien Collateral Agent and the other First Lien Secured Parties as security for the First Lien Obligations. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Lien Collateral Agent or any other First Lien Secured Party, the Second Lien Collateral Agent, for itself and on behalf of the other Second Lien Secured Parties, that any amounts received by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4    Perfection of Liens. Except as expressly set forth in Section 5.5 hereof, neither the First Lien Collateral Agent nor any First Lien Secured Party shall be responsible for perfecting and maintaining the perfection of Liens with respect to the Common Collateral for the benefit of the Second Lien Collateral Agent or any other Second Lien Secured Parties. The provisions of this Agreement are intended solely to govern the respective Lien priorities as between the First Lien Secured Parties and the Second Lien Secured Parties and shall not impose on the First Lien Collateral Agent, the Second Lien Collateral Agent, the Second Lien Secured Parties or the First Lien Secured Parties or any agent or trustee therefor any obligations in respect of the disposition of proceeds of any Common Collateral which would conflict with prior perfected claims therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.

2.5    Similar Liens. The parties hereto agree that, subject to the other provisions of this Agreement, it is the intent of the parties hereto that the Liens securing the First Lien Obligations and the Liens securing the Second Lien Obligations shall be upon the same collateral. The parties hereto further agree, subject to the other provisions of this Agreement, upon request by the First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be, to advise the other from time to time of the collateral for which such party has taken steps to perfect its Liens and to identify the parties obligated under the First Lien Documents or Second Lien Documents, as the case may be.

2.6    Certain Cash Collateral2.7 . Notwithstanding anything in this Agreement or any other First Lien Documents or Second Lien Documents to the contrary, collateral consisting of cash and deposit account balances specially designated to cash collateralize First Lien Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the First Lien Administrative Agent pursuant to Section 2.04(l) of the First Lien Credit Agreement (or any equivalent successor provision) shall be applied as specified in the First Lien Credit Agreement and will not constitute Common Collateral for purposes of this Agreement.

2.8    Nature of First Lien Obligations . The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, acknowledges that (a) a portion of the First Lien Obligations is revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, (b) the terms of the First Lien Documents and the First Lien Obligations may be amended, supplemented or otherwise modified, and the First Lien Obligations, or a portion thereof, may be Refinanced from time to time and (c) the aggregate amount of the First Lien Obligations may be increased, in each case, without notice to or consent by the Second Lien Collateral Agent or the Second Lien Secured Parties and without affecting the provisions hereof. The Lien priorities provided for in Section 2.1 shall not be altered or otherwise affected by any amendment, supplement or other modification, or any Refinancing, of either the First Lien Obligations or the Second Lien Obligations, or any portion thereof. As between the Borrower and the other Grantors and the Second Lien Secured Parties, the foregoing provisions will not limit or otherwise affect the obligations of the Borrower and the Grantors contained in any Second Lien Document with respect to the incurrence of additional First Lien Obligations

SECTION 3    Enforcement.

3.1    Exercise of Remedies.

(a)    So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Borrower or any other Grantor, (i) the Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, (x) from the date hereof until the occurrence of the Second Lien Enforcement Date will not exercise or seek to exercise any rights or remedies (including, but not limited to, setoff, recoupment, and the right to credit bid debt, if any) with respect to any Common Collateral in respect of any applicable Second Lien Obligations, or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure), (y) will not contest, protest or otherwise object to any foreclosure or enforcement proceeding or action brought with respect to the Common Collateral or any other First Lien Collateral by the First Lien Collateral Agent or any First Lien Secured Party in respect of the First Lien Obligations, the exercise of any right by the First Lien Collateral Agent or any First Lien Secured Party (or any agent or sub-agent on their behalf) in respect of the First Lien Obligations under any control agreement, lockbox agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the First Lien Collateral Agent or any First Lien Secured Party either is a party or may have rights as a third party beneficiary, or any other exercise by any such party, of any rights and remedies as a secured party relating to the Common Collateral or any other First Lien Collateral under the First Lien Documents or otherwise in respect of the First Lien Obligations, and (z) will not object to any waiver or forbearance by the First Lien Secured Parties from or in respect of bringing or pursuing any foreclosure proceeding or enforcement action or any other exercise of any rights or remedies relating to the Common Collateral or any other First Lien Collateral in respect of First Lien Obligations and (ii) except as otherwise provided herein, the First Lien Collateral Agent and the First Lien Secured Parties shall have the sole and exclusive right to enforce rights, exercise remedies (including, but not limited to, setoff, recoupment, and any right to credit bid their debt), marshal, process and make determinations regarding the release, disposition or restrictions, or waiver or forbearance of rights or remedies with respect to the Common Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Second Lien Secured Party; provided, however, that (A) in any Insolvency or Liquidation Proceeding commenced by or against the Borrower or any other Grantor, the Second Lien Collateral Agent and any Second Lien Secured Party (in its capacity as an unsecured creditor) may file a proof of claim or statement of interest with respect to the Second Lien Obligations, (B) the Second Lien Collateral Agent may take any action not adverse to the prior Liens on the Common Collateral securing the First Lien Obligations, or to the rights of the First Lien Collateral Agent or the First Lien Secured Parties to exercise remedies in respect thereof, including sending such notices of the existence of, or any evidence or confirmation of, the Second Lien Obligations or the Liens of Second Lien Collateral Agent in the Common Collateral to any court or governmental agency, or file or record any such notice or evidence, in order to prove, preserve, or protect (but not enforce) its rights in, including the perfection and priority of any Lien on, the Common Collateral, (C) the Second Lien Secured Parties shall be entitled to file any necessary or appropriate responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims or Liens of the Second Lien Secured Parties, including without limitation any claims secured by the Common Collateral, if any, in each case if not otherwise in contravention of the terms of this Agreement, (D) the Second Lien Secured Parties shall be entitled to file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either the applicable Bankruptcy Law or applicable non-bankruptcy law, in each case if not otherwise in contravention of the terms of this Agreement, or as may otherwise be consented to by the First Lien Collateral Agent, (E) the Second Lien Collateral Agent or any Second Lien Secured Party shall be entitled to vote on any Plan of Reorganization, in a manner and to the extent consistent with the provisions hereof, and (F) subject in all respects to the terms and conditions of this Agreement, including, without limitation, Sections 2 and 4 hereof, the Second Lien Collateral Agent or any Second Lien Secured Party may exercise any of its rights or remedies with respect to the Common Collateral, solely upon the occurrence and during the effective continuation of the Second Lien Enforcement Date. In exercising rights and remedies with respect to the First Lien Collateral or Common Collateral, the First Lien Collateral Agent and the First Lien Secured Parties may enforce the provisions of the First Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Common Collateral or other collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured lender under the UCC of any applicable jurisdiction and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.

(b)    So long as the Discharge of First Lien Obligations has not occurred, the Second Lien Collateral Agent, on behalf of itself and each applicable Second Lien Secured Party,

agrees that it will not take or receive any Common Collateral or any proceeds of Common Collateral in connection with the exercise of any right or remedy with respect to any Common Collateral in contravention of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in the proviso in Section 3.1(a), the sole right of the Second Lien Collateral Agent and the Second Lien Secured Parties with respect to the Common Collateral is a Lien on the Common Collateral in respect of the applicable Second Lien Obligations pursuant to the Second Lien Documents, as applicable, for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred in accordance with the terms of the Second Lien Documents and applicable law.

(c)    Subject to the proviso in Section 3.1(a), (i) the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, agrees that none of the Second Lien Collateral Agent or any Second Lien Secured Party will take any action that would hinder, delay, limit or prohibit any exercise of remedies undertaken by the First Lien Collateral Agent or the First Lien Secured Parties with respect to the Common Collateral or the First Lien Collateral under the First Lien Documents, including any collection, sale, lease, exchange, transfer or other disposition of the Common Collateral or the First Lien Collateral, whether by foreclosure or otherwise or that would limit, invalidate, avoid or set aside any Lien or Security Document or subordinate the priority of the First Lien Obligations to the Second Lien Obligations or grant the Liens securing the Second Lien Obligations equal ranking to the First Priority Liens, and (ii) the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, hereby waives any and all rights it or any Second Lien Secured Party may have as a junior lien creditor (whether arising under the UCC or under any other law) or otherwise to object to the manner in which the First Lien Collateral Agent or the First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens granted in any of the First Lien Collateral or Common Collateral, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or First Lien Secured Parties is adverse to the interests of the Second Lien Secured Parties.

(d)    The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any applicable Second Lien Document shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Secured Parties with respect to the First Lien Collateral or Common Collateral as set forth in this Agreement and the First Lien Documents.

(e)    So long as the Discharge of First Lien Obligations has not occurred, the Second Lien Collateral Agent, on behalf of itself and each applicable Second Lien Secured Party, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under any applicable law, including, but not limited to, the Bankruptcy Code or other Bankruptcy Law, with respect to the Common Collateral or any other similar rights a junior secured creditor may have under such applicable law.

3.2    Cooperation. Subject to the proviso in Section 3.1(a), the Second Lien Collateral Agent, on behalf of itself and each applicable Second Lien Secured Party, agrees that, unless and until the Discharge of First Lien Obligations has occurred, it will not commence, or join with any Person (other than the First Lien Secured Parties and the First Lien Collateral Agent upon the request thereof) in commencing, any enforcement, collection, execution, levy or foreclosure action or proceeding with respect to any Lien held by it in the Common Collateral or any other First Lien Collateral under any of the applicable Second Lien Documents or otherwise in respect of the applicable Second Lien Obligations.

3.3    Actions Upon Breach. If any Second Lien Secured Party, in contravention of the terms of this Agreement, in any way takes, attempts to take, or threatens to take any action with respect to the Common Collateral (including, without limitation, any attempt to realize upon or enforce any remedy with respect to this Agreement) or fails to take any action required by this Agreement, the First Lien Collateral Agent may obtain relief against such Second Lien Secured Party, whether by injunction, specific performance, and/or any other equitable or other relief, is necessary to prevent irreparable harm to the First Lien Secured Parties, it being understood and agreed by the Second Lien Collateral Agent on behalf of each applicable Second Lien Secured Party that (i) the First Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable and (ii) each Second Lien Secured Party waives any defense that the Grantors and/or the First Lien Secured Parties cannot demonstrate damage and/or can be made whole by the awarding of damages.

3.4    Agreement Among First Lien Secured Parties to Coordinate Enforcement. The First Lien Collateral Agent and each First Lien Secured Party agrees, solely as among themselves in such capacity and solely for their mutual benefit, that the First Lien Collateral Agent shall have the sole right and power, as among the First Lien Collateral Agent and First Lien Secured Parties, to take and direct any right or remedy with respect to Common Collateral in accordance with the terms of this Agreement and the relevant First Lien Security Documents.

The First Lien Collateral Agent and each First Lien Secured Party further agrees:

The First Lien Collateral Agent will not have any fiduciary duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement, the Credit Agreement and the other Security Documents. The First Lien Collateral Agent will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other First Lien Security Documents.

The First Lien Collateral Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

The First Lien Collateral Agent has accepted and is bound by the other First Lien Security Documents executed by it as of the date of this Agreement and, as contemplated under such First Lien Security Documents or the First Lien Credit Agreement, the First Lien Collateral Agent shall execute additional First Lien Security Documents delivered to it after the date of this Agreement; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the First Lien Collateral Agent. The First Lien Collateral Agent will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing First Lien Obligations or Second Lien Obligations (other than the First Lien Credit Agreement, this Agreement and the other First Lien Documents to which it is a party).

The First Lien Collateral Agent may at any time solicit written confirmatory instructions as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents. No written direction given to the First Lien Collateral Agent that in the sole judgment of the First Lien Collateral Agent imposes, is inconsistent with other written direction it has received or purports to impose or might reasonably be expected to impose upon the First Lien Collateral Agent any obligation or liability not set forth in or arising under the First Lien Credit Agreement, this Agreement and the other First Lien Security Documents will be binding upon the First Lien Collateral Agent unless the First Lien Collateral Agent elects, at its sole option, to accept such direction. So long as the Discharge of First Lien Obligations has not occurred, the First Lien Collateral Agent shall not be obligated to take instructions from any Persons other than the Required Lenders.

The First Lien Collateral Agent will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own gross negligence, bad faith or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.

The First Lien Collateral Agent may seek and rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by any Grantor in compliance with the provisions of this Agreement or delivered to it by the Second Lien Collateral Agent as to the holders of Second Lien Obligations for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The First Lien Collateral Agent may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an officers’ certificate or opinion of counsel is required or permitted under this Agreement to be delivered to the First Lien Collateral Agent in respect of any matter, the First Lien Collateral Agent may rely conclusively on the officers’ certificate or opinion of counsel as to such matter and such officers’ certificate or opinion of counsel shall be full warranty and protection to the First Lien Collateral Agent for any action taken, suffered or omitted by it under the provisions of the First Lien Credit Agreement, this Agreement and the other First Lien Security Documents.

The First Lien Collateral Agent will not be required to inquire as to the occurrence or absence of any Event of Default as defined in any First Lien Document or Second Lien Document, and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any such Event of Default unless and until it is directed to do so.

As to any matter not expressly provided for by this Agreement or the other Security Documents, the First Lien Collateral Agent will act or refrain from acting as directed and will be fully protected if it does so, and any action taken, suffered or omitted pursuant to hereto or thereto shall be binding on the holders of First Lien Obligations and Second Lien Obligations.

The First Lien Collateral Agent will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability or expense which may be incurred by it by reason of taking or continuing to take such action.

In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with any Common Collateral or First Lien Collateral held by the First Lien Collateral Agent and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the First Lien Collateral Agent is to take or not to take in connection therewith under the circumstances then existing, or the First Lien Collateral Agent is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

Beyond the exercise of reasonable care in the custody of Common Collateral and First Lien Collateral in its possession, the First Lien Collateral Agent will have no duty as to any Common Collateral and First Lien Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the First Lien Collateral Agent will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Common Collateral or First Lien Collateral. The First Lien Collateral Agent will be deemed to have exercised reasonable care in the custody of the Common Collateral and First Lien Collateral in its possession if the Common Collateral or First Lien Collateral, as applicable, is accorded treatment substantially equal to that which it accords its own property, and the First Lien Collateral Agent will not be liable or responsible for any loss or diminution in the value of any of the Common Collateral and First Lien Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the First Lien Collateral Agent in good faith.

The First Lien Collateral Agent will not be responsible for the existence, genuineness or value of any of the Common Collateral, First Lien Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Common Collateral or First Lien Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or willful misconduct on the part of the First Lien Collateral Agent as determined by a court of competent jurisdiction in a final and non-appealable judgment, for the validity or sufficiency of the Common Collateral, First Lien Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Common Collateral or First Lien Collateral, for insuring the Common Collateral or the First Lien Collateral or for the payment of taxes, charges, assessments or Liens upon the Common Collateral or First Lien Collateral or otherwise as to the maintenance of the Common Collateral or First Lien Collateral. The First Lien Collateral Agent hereby disclaims any representation or warranty to the present and future holders of the First Lien Obligations and Second Lien Obligations concerning the perfection of the Liens granted hereunder or in the value of any of the Common Collateral or First Lien Collateral.

Notwithstanding anything to the contrary contained herein: (i) each of the parties thereto will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the First Lien Collateral Agent of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and (iii) the First Lien Collateral Agent will not be obligated to perform any of the obligations or duties of any of the parties thereunder other than those of the First Lien Collateral Agent

SECTION 4    Payments.

4.1    Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, the Common Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Common Collateral upon the exercise of remedies as a secured party, shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Documents unless and until the Discharge of First Lien Obligations has occurred. Upon the Discharge of First Lien Obligations, subject to the proviso of Section 5.1(a)(y) and subject to Section 5.6 hereof, the First Lien Collateral Agent shall deliver promptly to the Second Lien Collateral Agent any Common Collateral or proceeds thereof held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the Second Lien Documents.

4.2    Payments Over. So long as the Discharge of First Lien Obligations has not occurred, any Common Collateral or First Lien Collateral or proceeds thereof received by the Second Lien Collateral Agent or any Second Lien Secured Party in connection with the exercise of any right or remedy (including, but not limited to, setoff, recoupment, or credit bid) or in any Insolvency or Liquidation Proceeding relating to the Common Collateral not expressly permitted by this Agreement, such Common Collateral or First Lien Collateral or proceeds thereof, respectively, shall be segregated and held in trust for the benefit of and forthwith paid over to the First Lien Collateral Agent (and/or its designees) for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct and shall be applied by the First Lien Collateral Agent as set forth in Section 4.1 above. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Secured Party.

Such authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.

SECTION 5    Other Agreements.

5.1    Releases.

(a)    (x) If, with respect to any specified Common Collateral (including for such purpose, in the case of the sale or other disposition of all or substantially all of the equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof):

(A)    such specified Common Collateral has been or is being sold, transferred or otherwise disposed of in connection with a disposition by the owner of such Common Collateral in a transaction permitted under the First Lien Credit Agreement and the Second Lien Credit Agreement; or

(B)    the First Priority Liens thereon have been or are being released in connection with a Subsidiary that is released from its guarantee under the First Lien Credit Agreement and the Second Lien Credit Agreement; or

(C)    the First Priority Liens thereon have been or are being otherwise released as permitted by the First Lien Credit Agreement or by the First Lien Collateral Agent on behalf of the First Lien Secured Parties (unless, in the case of clause (B) or (C) of this Section 5.1(a)(x) such release occurs in connection with, and after giving effect to, a Discharge of First Lien Obligations, which discharge is not in connection with a foreclosure of, or any other exercise of remedies with respect to, Common Collateral by the First Lien Secured Parties (such discharge not in connection with any such foreclosure or exercise of remedies or a sale or other disposition generating sufficient proceeds to cause the Discharge of First Lien Obligations, a “Payment Discharge”)),

then the Second Liens upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing First Lien Obligations are released and discharged (provided that any proceeds thereof not used for purposes of the Discharge of First Lien Obligations or otherwise in accordance with the Second Lien Credit Agreement shall be subject to Second Liens and shall be applied pursuant to Section 4.1). Upon delivery to the Second Lien Collateral Agent of a notice from the First Lien Collateral Agent stating that any such release of Liens securing or supporting the First Lien Obligations has become effective (or shall become effective upon the Second Lien Collateral Agent’s release), the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, will promptly, at the Borrower’s expense, execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms, which instruments, releases and termination statements shall be substantially identical to the comparable instruments, releases and termination statements executed by the First Lien Collateral Agent in connection with such release. In the case of the sale of capital stock of a Subsidiary or any other transaction resulting in the release of such Subsidiary’s guarantee under the First Lien Credit Agreement in accordance with the First Lien Credit Agreement, the guarantee in favor of the Second Lien Secured Parties, if any, made by such Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Subsidiary of First Lien Obligations is released and discharged.

(y)    In the event of a Payment Discharge, the Second Liens on Common Collateral owned by the Borrower or a Grantor immediately after giving effect to such Payment Discharge shall become first-priority security interests (subject to any intercreditor agreements or arrangements among Second Lien Secured Parties pursuant to Section 8.21 and subject to Liens permitted by the Second Lien Credit Agreement); provided that if the Borrower or the Grantors incur at any time thereafter any new or replacement First Lien Obligations permitted under the Second Lien Credit Agreement, then the provisions of Section 5.6 shall apply as if a Refinancing of First Lien Obligations had occurred.

(b)    Unless and until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such holder or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Section 5.1, including any termination statements, endorsements or other instruments of transfer or release.

(c)    Unless and until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent for itself and on behalf of each Second Lien Secured Party, hereby consents to the application, whether prior to or after a default, of proceeds of Common Collateral or other collateral to the payment of First Lien Obligations pursuant to the First Lien Documents.

5.2    Insurance. Unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Secured Parties shall have the sole and exclusive right, to the extent permitted by the First Lien Documents and subject to the rights of the Grantors thereunder, to adjust settlement for any insurance policy covering the Common Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Common Collateral. Unless and until the Discharge of First Lien Obligations has occurred, all proceeds of any such policy and any such award (or payment with respect to a deed in lieu of condemnation) if in respect of the Common Collateral shall be paid (a) first, until the occurrence of the Discharge of First Lien Obligations, to the First Lien Collateral Agent for the benefit of First Lien Secured Parties pursuant to the terms of the First Lien Documents, (b) second, after the occurrence of the Discharge of First Lien Obligations, to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the applicable Second Lien Documents and (c) third, if no Second Lien Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. If the Second Lien Collateral Agent or any Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award in contravention of this Agreement, such proceeds shall be segregated and held in trust for the benefit of the First Lien Collateral Agent for the benefit of the First Lien Secured Parties and it shall forthwith pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.

5.3    Amendments to Documents.

(a)    The First Lien Documents may be amended, restated, supplemented or otherwise modified in accordance with their terms, and the Indebtedness under the First Lien Documents may be Refinanced, in each case, without the consent of any Second Lien Secured Party; provided, however, that, no such amendment, restatement, supplement, modification or Refinancing (or successive amendments, restatements, supplements, modifications or Refinancings) shall contravene any provision of this Agreement. So long as the Discharge of First Lien Obligations has not occurred, without the prior written consent of the First Lien Collateral Agent, (i) no Second Lien Security Document may be amended, supplemented or otherwise modified or entered into to the extent any such amendment, supplement or modification would be prohibited or inconsistent with any of the terms of this Agreement and (ii) no other Second Lien Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, restatement, supplement or modification, or the terms of such new Second Lien Document, would (A) contravene the provisions of this Agreement by requiring that any Second Lien Secured Party take (or refrain from taking) an action that is prohibited (or required) by this Agreement, (B) have a final maturity date earlier than the final maturity date of the First Lien Obligations as of the date hereof or (C) amend the covenants or events of default set forth in such other Second Lien Document to make them more favorable to the lenders under such other Second Lien Documents than those applicable to the lenders under the First Lien Loan Documents (except for covenants or events of default applicable only to periods after the latest maturity date applicable to the First Lien Credit Agreement at the time of such amendment) (provided that a certificate of a Responsible Officer delivered to the First Lien Collateral Agent at least five (5) Business Days prior to such amendment, together with a reasonably detailed description of the material terms and conditions of such amendment or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (C) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the First Lien Collateral Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)). The Second Lien Collateral Agent agrees that each Second Lien Security Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):

“Notwithstanding anything herein to the contrary, the exercise of any right or remedy by the Second Lien Collateral Agent hereunder are subject to the limitations and provisions of the Intercreditor Agreement, dated as of July 25, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”) among Bank of America, N.A., as First Lien Collateral Agent, Bank of America, N.A., as Second Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and the terms of this Agreement governing the exercise of any right or remedy by the Second

Lien Collateral Agent, the terms of the Intercreditor Agreement shall govern and control.”

In addition, the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that each mortgage, if applicable, covering any Common Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such mortgage to the First Lien Document covering such Common Collateral.

(b)    In the event that the First Lien Collateral Agent or the First Lien Secured Parties enter into any amendment, waiver or consent in respect of or replace any of the First Lien Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Security Document or changing in any manner the rights of the First Lien Collateral Agent, the First Lien Secured Parties, the Borrower or any other Grantor thereunder (including the release of any Liens in Common Collateral in accordance with Section 5.1), then such amendment, waiver or consent shall apply automatically to any comparable provision of each Comparable Second Lien Security Document without the consent of the Second Lien Collateral Agent or any Second Lien Secured Party and without any action by the Second Lien Collateral Agent, the Borrower or any other Grantor; provided that such amendment, waiver or consent does not materially adversely affect the rights of the Second Lien Secured Parties or the interests of the Second Lien Secured Parties in the Common Collateral in a manner materially different from that affecting the rights of the First Lien Secured Parties thereunder or therein. The First Lien Collateral Agent or the Borrower shall give written notice of such amendment, waiver or consent (along with a copy thereof) to the Second Lien Collateral Agent no later than the tenth Business Day following the effective date of such amendment, waiver or consent; provided that the failure to give such notice shall not affect the effectiveness of such amendment with respect to the provisions of any Second Lien Security Document as set forth in this Section 5.3(b).

5.4    Rights as Unsecured Creditors. Except as otherwise expressly set forth in, or barred by, this Agreement, the Second Lien Collateral Agent and the Second Lien Secured Parties may exercise their rights and remedies, if any, as an unsecured creditor against the Borrower or any Grantor that has guaranteed the Second Lien Obligations in accordance with the terms of the applicable Second Lien Documents and applicable law. Nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Secured Party of required payments of interest and principal so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Secured Party of rights or remedies as a secured creditor in respect of Common Collateral or other collateral or enforcement in contravention of this Agreement of any Lien in respect of Second Lien Obligations held by any of them or in any Insolvency or Liquidation Proceeding. In the event the Second Lien Collateral Agent or any Second Lien Secured Party becomes a judgment lien creditor or other secured creditor in respect of Common Collateral, First Lien Collateral or other collateral as a result of its enforcement of its rights as an unsecured creditor in respect of Second Lien Obligations or otherwise, such judgment lien or any other lien shall be (i) subordinated to the Liens securing First Lien Obligations on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Priority Liens securing First Lien Obligations under this Agreement, and (ii) otherwise subject to the terms of this Agreement for all purposes to the same extent as all other Liens securing the Second Lien Obligations subject to this Agreement. Nothing in this Agreement impairs, shall be construed to impair, or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Secured Parties may have with respect to the First Lien Collateral.

5.5    First Lien Collateral Agent as Gratuitous Bailee for Perfection.

(a)    The First Lien Collateral Agent agrees to hold the Control Collateral in its possession or control (within the meaning of the UCC) (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit and on behalf of the Second Lien Collateral Agent for the benefit of each Second Lien Secured Party and any assignee thereof solely for the purpose of perfecting by possession or control the security interest granted in such Control Collateral pursuant to the Second Lien Security Documents, subject to the terms and conditions of this Section 5.5.

(b)    Except as otherwise specifically provided herein (including, but not limited to, Sections 3.1 and 4.1), until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent shall be entitled to manage, administer, or otherwise deal with the Control Collateral in accordance with the terms of the First Lien Documents as if the Liens under the Second Lien Security Documents did not exist. The rights of the Second Lien Collateral Agent and the Second Lien Secured Parties with respect to such Control Collateral shall at all times be subject to the terms of this Agreement.

(c)    The First Lien Collateral Agent shall have no obligation whatsoever to any Second Lien Secured Party to assure that the Control Collateral is genuine or owned by the Grantors, that its lien is valid or perfected or to protect or preserve rights or benefits of any Person or any rights pertaining to the Common Collateral except as expressly set forth in this Section 5.5(c). The duties or responsibilities of the First Lien Collateral Agent under this Section 5.5 shall be limited solely to holding the Control Collateral as gratuitous bailee for the benefit and on behalf of the Second Lien Collateral Agent and each Second Lien Secured Party for purposes of perfecting the Liens held by the Second Lien Secured Parties.

(d)    The First Lien Collateral Agent shall not have by reason of the Second Lien Documents or this Agreement or any other document a fiduciary relationship in respect of any Second Lien Collateral Agent or any Second Lien Secured Party, and each of the Second Lien Collateral Agent and the Second Lien Secured Parties hereby waive and release the First Lien Collateral Agent from all claims and liabilities arising pursuant to the First Lien Collateral Agent’s role under this Section 5.5, as agent and gratuitous bailee with respect to the Common Collateral.

(e)    Upon the Discharge of First Lien Obligations, the First Lien Collateral Agent shall upon Borrower’s request (x) deliver to the Second Lien Collateral Agent written notice of the occurrence thereof (which notice may state that such Discharge of First Lien Obligations is subject to the provisions of this Agreement, including without limitation Sections 5.1(a)(y), 5.6 and 6.3 hereof) it being understood that until the delivery of such notice to the Second Lien Collateral Agent, the Second Lien Collateral Agent shall not be charged with knowledge of the Discharge of First Lien Obligations or required to take any actions based on such Discharge of First Lien Obligations, and (y) deliver to the Second Lien Collateral Agent, to the extent that it is legally permitted to do so, the remaining Control Collateral (if any) together with any necessary endorsements (or otherwise allow the Second Lien Collateral Agent to obtain control of such Control Collateral) or as a court of competent jurisdiction may otherwise direct. The First Lien Collateral Agent has no obligation to follow instructions from the Second Lien Collateral Agent or any Second Lien Secured Party in contravention of this Agreement.

(f)    Neither the First Lien Collateral Agent nor any of the First Lien Secured Parties shall be required to marshal any present or future collateral security for the Borrower’s or any Grantor’s obligations to the First Lien Collateral Agent or the First Lien Secured Parties under the First Lien Credit Agreement or the First Lien Documents or any assurance of payment in respect thereof or to resort to such collateral security or other assurances of payment in any particular order, and all of their rights in respect of such collateral security or any assurance of payment in respect thereof shall be cumulative and in addition to all other rights, however existing or arising.

5.6    No Release in Event of Reinstatement. If at any time in connection with or after the Discharge of First Lien Obligations the Borrower either in connection therewith or thereafter enters into any Refinancing of any First Lien Document evidencing a First Lien Obligation, then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, the First Lien Documents and the Second Lien Documents, and the obligations under such Refinancing shall automatically be treated as First Lien Obligations for all purposes of this Agreement (a “Reinstatement”), including for purposes of the Lien priorities and rights in respect of Common Collateral set forth herein, and the related documents shall be treated as First Lien Documents for all purposes of this Agreement and the first lien collateral agent under such Refinanced First Lien Documents shall be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice from the Borrower stating that the Borrower has entered into a new First Lien Document (which notice shall include the identity of the new collateral agent, such agent, the “New Agent”), the Second Lien Collateral Agent shall promptly (at the expense of the Borrower) (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Borrower or such New Agent shall reasonably request in order to confirm to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent the Control Collateral together with any necessary endorsements (or otherwise allow the New Agent to obtain possession or control of such Control Collateral). The Second Lien Collateral Agent shall not be charged with knowledge of such Reinstatement until it receives written notice from the First Lien Collateral Agent, New Agent or the Borrower of the occurrence of such Reinstatement.

5.7    Purchase Right. Without prejudice to the enforcement of the First Lien Secured Parties’ remedies, the First Lien Secured Parties agree that following (a) the acceleration of the First Lien Obligations in accordance with the terms of the First Credit Agreement or (b) the commencement of an Insolvency or Liquidation Proceeding with respect to any Grantor (each, a “Purchase Event”), within thirty (30) days of the Purchase Event, one or more of the Second Lien Secured Parties may request, and the First Lien Secured Parties hereby offer the Second Lien Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of outstanding First Lien Obligations outstanding at the time of purchase at par (including by providing cash collateralization of 105% of the aggregate amount of outstanding letter of credit obligations), plus any premium that would be applicable upon prepayment of the First Lien Obligations and accrued and unpaid interest, fees, and expenses, without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the Assignment and Assumption (as such term is defined in the First Lien Credit Agreement)). If such right is exercised, the parties shall endeavor to close promptly thereafter but in any event within ten (10) business days of the request. If one or more of the Second Lien Secured Parties exercises such purchase right, it shall be exercised pursuant to documentation mutually acceptable to each of the First Lien Collateral Agent and the Second Lien Collateral Agent. If more than one Second Lien Secured Party has exercised such purchase right and the aggregate amount of all purchase rights exercised exceeds the amount of the First Lien Obligations, the amount with respect to which each exercising Second Lien Secured Party shall be deemed to have exercised its purchase right shall be reduced on a ratable basis according to the amounts of the original exercises of such purchase right by each such Second Lien Secured Party. If none of the Second Lien Secured Parties timely exercise such right, the First Lien Secured Parties shall have no further obligations pursuant to this Section 5.7 for such Purchase Event and may take any further actions in their sole discretion in accordance with the First Lien Documents and this Agreement.

SECTION 6    Insolvency or Liquidation Proceedings.

6.1    Financing Issues. The Second Lien Collateral Agent and each other Second Lien Secured Party agree that if the Borrower or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding, then prior to a Discharge of First Lien Obligations:

(a)    if the First Lien Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) or to permit the Borrower or any other Grantor to obtain financing under Section 363 or Section 364 of the Bankruptcy Code or any similar provision in any Bankruptcy Law (“DIP Financing”), including if such DIP Financing is secured by Liens senior in priority to the Liens securing the Second Lien Obligations and/or First Lien Obligations, then the Second Lien Collateral Agent, on behalf of itself and each applicable Second Lien Secured Party, agrees that it will raise no objection to, will not support any objection to, and will not otherwise contest such use of, Cash Collateral or DIP Financing (including any proposed orders for such Cash Collateral use and/or DIP Financing which are acceptable to the First Lien Collateral Agent) and will not request adequate protection or any other relief in connection therewith (except to the extent permitted by Section 6.2 or as otherwise consented to in writing by the First Lien Collateral Agent) and, to the extent the Liens securing the First Lien Obligation are subordinated or are pari passu with such DIP Financing, will subordinate its Liens in the Common Collateral and any other collateral to (i) the Liens granted in connection with such DIP Financing (and all obligations relating thereto); (ii) any adequate protection Liens granted to the First Lien Collateral Agent or the First Lien Secured Parties in respect of the First Lien Obligations, and (iii) any “carve-out” for professional and United States Trustee fees agreed to by the First Lien Collateral Agent, in each case, on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Priority Liens securing the First Lien Obligations; provided that the aggregate principal amount of (x) the DIP Financing, plus (y) the aggregate outstanding principal amount of First Lien Obligations constituting Indebtedness for borrowed money plus (z) the aggregate face amount of any letters of credit issued and not reimbursed under the First Lien Credit Agreement does not exceed the product of (i) the sum of (A) $2,060,000,000, plus (B) the aggregate principal amount of all Incremental Term Loans (as defined in the First Lien Credit Agreement), plus (C) the aggregate principal amount of all Revolving Commitments in respect of Incremental Revolving Facilities (each as defined in the First Lien Credit Agreement), in the case of clauses (B) and (C), to the extent actually incurred (or in the case of any such Revolving Commitments, to the extent such commitments have actually become effective) in accordance with the terms of the First Lien Credit Agreement at such time, multiplied by (ii) 120%.

(b)    none of them will object to, or otherwise contest (or support any other Person contesting), any motion for relief from the automatic stay or from any injunction against foreclosure, enforcement, or any other exercise of remedies, in respect of First Lien Obligations made by the First Lien Collateral Agent or any First Lien Secured Party;

(c)    none of them will object to, or otherwise contest (or support any other Person contesting), any motion or order pursuant to Section 363 of the Bankruptcy Code or other applicable Bankruptcy Law relating to a sale, liquidation or disposition of assets of the Borrower or any Grantor to which the First Lien Collateral Agent has consented that provides, to the extent that sale is to be free and clear of any Liens, claims, or encumbrances that the Liens securing the First Lien Obligations and the Second Lien Obligations will attach to the proceeds of any such sale with the same priority as the existing Liens, in accordance with this Agreement, and if requested by the First Lien Collateral Agent, the Second Lien Collateral Agent shall consent to the release of all Second Liens in connection with such sale or other disposition, including pursuant to Section 363(f) of the Bankruptcy Code; provided, however, that the Second Lien Secured Parties may assert any such objection to the proposed bidding and related procedures utilized in connection with such sale that could be asserted by an unsecured creditor (without limiting the foregoing, neither the Second Lien Collateral Agent nor any other Second Lien Secured Party may raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or any comparable provisions of any other Bankruptcy Law) with respect to the Liens granted to such person in respect of such assets); and provided, further however, that the Second Lien Secured Parties are not deemed to have waived any rights to credit bid on the Common Collateral in any such sale or disposition in accordance with Section 363(k) of the Bankruptcy Code (or any comparable provisions of any other Bankruptcy Law), so long as any such credit bid provides for the immediate Discharge of First Lien Obligations;

(d)    none of them will seek relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Common Collateral, the First Lien Collateral or any other collateral without the prior written consent of the First Lien Collateral Agent;

(e)    none of them will object to, or otherwise contest (or support any other Person contesting), (i) any request by the First Lien Collateral Agent or any First Lien Secured Party for adequate protection or (ii) any objection by the First Lien Collateral

Agent or any First Lien Secured Party to any motion, relief, action, or proceeding based on the First Lien Collateral Agent’s or such First Lien Secured Party’s claiming a lack of adequate protection;

(f)    none of them will assert or attempt to enforce any claim under Section 506(c) of the Bankruptcy Code (or any similar provision in any Bankruptcy Law) senior to or on a parity with the Liens securing the First Lien Obligations for costs or expenses of preserving or disposing of any Common Collateral or First Lien Collateral;

(g)    none of them will oppose or otherwise contest (or support any Person contesting) any lawful exercise by the First Lien Collateral Agent or any First Lien Secured Party of the right to credit bid First Lien Obligations at any sale of Common Collateral or First Lien Collateral;

(h)    none of them will challenge (or support any other Person challenging) the validity, enforceability, perfection or priority of the First Priority Liens on Common Collateral or First Lien Collateral or the amount or allowability of the First Lien Obligations (and the First Lien Collateral Agent and the First Lien Secured Parties agree not to challenge the validity, enforceability, perfection or priority of the Liens in favor of the Second Lien Collateral Agent and each other Second Lien Secured Party on the Common Collateral or the amount or allowability of the Second Lien Obligations in any Insolvency or Liquidation Proceeding, except to the extent otherwise set forth in this Agreement);

(i)    to the extent that the First Lien Collateral Agent has also done so on behalf of the First Lien Secured Parties, each of them shall waive their rights to have any administrative claim arising under Sections 503(b) and 507(b) of the Bankruptcy Code attach to the proceeds of causes of action of the Grantors arising or enforceable under Sections 542, 543, 544, 545, 547, 548, 549, 550, 551, 553(b) or 724(a) of the Bankruptcy Code, and both of them agree that any superpriority administrative claim for adequate protection arising under Section 507(b) of the Bankruptcy Code or otherwise may be satisfied by cash or the issuance of a debt or equity security in an amount equal to the value on the effective date of such claim in connection with any Plan of Reorganization; and

(j)    none of them shall seek to exercise any rights under Section 1111(b) of the Bankruptcy Code with respect to the Common Collateral and each of them waives any claim it may have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code (or any similar provision in any Bankruptcy Law) with respect to the Common Collateral.

6.2    Adequate Protection. Each of the Second Lien Collateral Agent and each other Second Lien Secured Party agrees that it will not file or prosecute in any Insolvency or Liquidation Proceeding any motion or request for adequate protection (or any comparable request for relief) or raise any objection to or otherwise oppose DIP Financing or use of Cash Collateral consented to by the First Lien Collateral Agent based upon their respective security interests, or lack of adequate protection of their interest, in the Common Collateral, except that:

(1)    provided that if the First Lien Collateral Agent on behalf of the First Lien Secured Parties has been granted in the Insolvency or Liquidation Proceeding adequate protection in the form of an additional or replacement Lien and/or a superpriority administrative claim arising under Section 507(b) of the Bankruptcy Code or otherwise, any of them may freely seek and obtain relief granting, as applicable, a junior additional or replacement Lien co-extensive in all respects with, but subordinated to, all adequate protection Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the First Lien Secured Parties, and/or a junior superpriority administrative claim subordinated to all adequate protection superpriority administrative claims granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the First Lien Secured Parties (and the First Lien Collateral Agent and the First Lien Secured Parties will not object to the granting of such a junior Lien or superpriority administrative claim);

(2)    to the extent that any order of the Bankruptcy Court provides that the First Lien Secured Parties are entitled to receive adequate protection in the form of payments in the amount of current post-petition interest, incurred fees and/or expenses or other cash payments, or otherwise with the consent of the First Lien Collateral Agent, then the Second Lien Collateral Agent and the Second Lien Secured Parties shall not be prohibited from seeking adequate protection in the form of such payments in the amount of current post-petition interest, incurred fees and expenses or other cash payments in the applicable Insolvency or Liquidation Proceeding; and

(3)    any of them may freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of First Lien Obligations.

6.3    Preference Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the bankruptcy estate of the Borrower or any other Grantor (or any trustee, receiver, or similar person therefor), because the payment of such amount was declared to be actually or constructively fraudulent or preferential in any respect or for any other reason, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of setoff, recoupment, or otherwise, then, as among the parties hereto, the First Lien Obligations shall be deemed to be reinstated to the extent of such Recovery and to be outstanding as if such payment had not occurred, and such First Lien Secured Party shall be entitled to a reinstatement of First Lien Obligations with respect to all such recovered amounts and shall have all rights hereunder. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. Any Common Collateral or First Lien Collateral or proceeds thereof received by any Second Lien Secured Party prior to the time of such Recovery shall be deemed to have been received prior to the Discharge of First Lien Obligations and subject to the provisions of Section 4.2. The First Lien Collateral Agent shall use commercially reasonable efforts to give written notice to the Second Lien Collateral Agent of the occurrence of any such Recovery (provided that the failure to give such notice shall not affect the First Lien Collateral Agents rights hereunder, except it being understood that until the delivery of such notice to the Second Lien Collateral Agent, the Second Lien Collateral Agent shall not be charged with knowledge of such Recovery or required to take any actions based on such Recovery).

6.4    Application. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law, shall be effective and applicable prior to and after the commencement of any Insolvency or Liquidation Proceeding. All references herein to any Grantor shall apply to any trustee for such Person and such Person as debtor and debtor in possession, as such terms are defined in Sections 101 and 1101 of the Bankruptcy Code. The relative rights as to the Common Collateral and other collateral and proceeds thereof shall continue after the filing thereof on the same basis as prior to the date of the petition, subject to any court order approving the financing of, or use of cash collateral by, any Grantor.

6.5    Reorganization Securities; No Waiver.

(a)    Notwithstanding Section 4.2 hereof or any other provision of this Agreement, and regardless of whether a Discharge of First Lien Obligations shall occur in connection with a confirmed Plan of Reorganization, if in any Insolvency or Liquidation Proceeding, debt securities or obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to such confirmed Plan of Reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations and on account of Second Lien Obligations, then the Second Lien Secured Parties shall be permitted to receive and retain such debt securities or obligations of the Grantors to be distributed to them under any such confirmed Plan of Reorganization or other dispositive restructuring plan on account of or otherwise by virtue of the Second Lien Collateral (collectively, a “Plan Distribution”) so long as any Lien granted on the Common Collateral (or any other assets of a Grantor) to secure any Plan Distribution to the Second Lien Secured Parties shall be junior in priority to any Liens granted to secure any Plan Distribution to the First Lien Secured Parties under any such Plan of Reorganization or other dispositive restructuring plan on account of the First Lien Collateral to the same extent as the Liens securing the Second Lien Obligations are junior in priority to the Liens securing the First Lien Obligations hereunder and such Liens shall otherwise be subject to the terms and conditions of this Agreement (or an analogous agreement). If, in any Insolvency or Liquidation Proceeding, equity securities are distributed, pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of First Lien Obligations by virtue of the First Lien Collateral and on account of Second Lien Obligations by virtue of the Second Lien Collateral, then the priorities of such equity securities must be consistent with the provisions of this Agreement.

(b)    Nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Secured Party from objecting on any basis in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any Second Lien Secured Party, including the seeking by the Second Lien Collateral Agent or any Second Lien Secured Party of adequate protection or the assertion by any Second Lien Collateral Agent or any Second Lien Secured Party of any of its rights and remedies under the Second Lien Documents or otherwise.

6.6    Post-Petition Interest.

(a)    Neither the Second Lien Collateral Agent nor any Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First

Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of post-petition interest, fees, or expenses, without regard to or otherwise taking into account the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Common Collateral. Regardless of whether any such claim for post-petition interest, fees or expenses is allowed or allowable, and without limiting the generality of the other provisions of this Agreement, this Agreement expressly is intended to include and does include the “rule of explicitness” in that this Agreement expressly entitles the First Lien Secured Parties, and is intended to provide the First Lien Secured Parties with the right, to receive payment of all post-petition interest, fees or expenses through distributions made pursuant to the provisions of this Agreement whether or not such interest, fees and expenses are allowed or allowable against the bankruptcy estate of Holdings, the Borrower or any other Grantor under Section 502(b)(2) or Section 506(b) of the Bankruptcy Code or under any other provision of the Bankruptcy Code or any other Bankruptcy Law.

(b)    Provided that if the First Lien Collateral Agent on behalf of the First Lien Secured Parties has been granted an allowed claim in the applicable Insolvency or Liquidation Proceedings for First Lien Obligations consisting of post-petition interest, fees, or expenses, neither the First Lien Collateral Agent nor any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any Second Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees, or expenses, provided that (i) any claim by the Second Lien Collateral Agent or any Second Lien Secured Party is limited to the extent of the value of the Lien in favor of the Second Lien Secured Parties on the Common Collateral (after taking into account the value of the Lien in favor of the First Lien Secured Parties) and (ii) the allowed claim granted to the First Lien Secured Parties for post-petition interest, fees or expenses is in at least the same form as being requested by the Second Lien Secured Parties.

6.7    Nature of Obligations; Post-Petition Interest. The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, hereby acknowledges and agrees that (i) because of, among other things, their differing rights in the Common Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and the Second Lien Secured Parties’ claims against the Borrower and/or any Grantor in respect of the Common Collateral constitute junior claims separate and apart (and of a different class) from the senior claims of the First Lien Secured Parties against the Borrower and/or any such Grantor in respect of the Common Collateral, such that the Second Lien Secured Parties’ claims against the Borrower or any Grantor in respect of the Common Collateral should be separately classified in any Plan of Reorganization proposed, confirmed or adopted in an Insolvency or Liquidation Proceeding and (ii) the First Lien Obligations include all interest at the rate provided for in the applicable First Lien Documents governing the same, fees and expenses that accrue after the commencement of any Insolvency or Liquidation Proceeding of the Borrower or any Grantor, whether or not a claim for post-petition interest, fees and expenses is allowed or allowable in any such Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims against the Borrower or any Grantor in respect of the Common Collateral constitute only one secured claim (rather than separate classes of junior and senior claims), then the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, hereby acknowledges and agrees that all distributions pursuant to Section 4.1 or otherwise from the Common Collateral shall be made as if there were separate classes of senior and junior secured claims against the Borrower and the Grantors in respect of the Common Collateral, with the effect being that, to the extent that the aggregate value of the Common Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest at the relevant contract rate, fees and expenses (even though such claims may or may not be allowed or allowable in whole or in part in the respective Insolvency or Liquidation Proceeding) before any distribution is made from the Common Collateral in respect of the claims held by the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, with the Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, hereby acknowledging and agreeing to turn over to the holders of the First Lien Obligations all amounts otherwise received or receivable by them from the Common Collateral to the extent needed to effectuate the intent of this sentence even if such turnover of amounts has the effect of reducing the amount of the claim or recoveries of the Second Lien Secured Parties.

6.8    Proofs of Claim. Subject to the limitations set forth in this Agreement, or under applicable law, the First Lien Collateral Agent may file proofs of claim and other pleadings and motions with respect to any First Lien Obligations, any Second Lien Obligations, or the Common Collateral in any Insolvency or Liquidation Proceeding. If a proper proof of claim has not been filed in the form required in such Insolvency or Liquidation Proceeding at least ten (10) days prior to the expiration of the time for filing thereof, the First Lien Collateral Agent shall have the right (but not the duty) to file an appropriate claim for and on behalf of the Second Lien Secured Parties with respect to any of the Second Lien Obligations or any of the Common Collateral.

6.9    Plan of Reorganization.

(a)    Each of the First Lien Secured Parties and the Second Lien Secured Parties shall be entitled to vote as separate classes with respect to any Plan of Reorganization or arrangement in connection with any Insolvency or Liquidation Proceeding, in a manner that is otherwise consistent with this Agreement.

(b)    The First Lien Secured Parties and the Second Lien Secured Parties, in each case in such capacity, shall be entitled to vote to accept or reject any Plan of Reorganization in connection with any Insolvency or Liquidation Proceeding so long as such Plan of Reorganization is a Conforming Plan of Reorganization and shall be entitled to vote to reject any such Plan of Reorganization that is a Non-Conforming Plan of Reorganization; provided that the Second Lien Collateral Agent, on behalf of itself and the other related Second Lien Secured Parties, agrees that none of the Second Lien Secured Parties, in such capacity, shall be entitled to vote or accept or take any other affirmative action to support any Non-Conforming Plan of Reorganization, in each instance other than with the prior written consent of the First Lien Collateral Agent or to the extent any such plan is proposed or supported by the number of First Lien Secured Parties required under Section 1126(c) of the Bankruptcy Code or any similar provision of any other Bankruptcy Law. Without limiting the generality of the foregoing or of the other provisions of this Agreement, any vote to accept, and any other act to support the confirmation or approval of, any Non-Conforming Plan of Reorganization by any Second Lien Secured Party, in such capacity, shall be inconsistent with, and accordingly a violation of, the terms of this Agreement, and the First Lien Collateral Agent shall be entitled (and is hereby authorized by the Second Lien Secured Parties) to have any such vote to accept, or any other support of, a Non-Conforming Plan of Reorganization withdrawn.

6.10    Waiver of Bankruptcy-Related Rights. Prior to a Discharge of First Lien Obligations, and except as otherwise expressly consented to in writing by the First Lien Collateral Agent, the Second Lien Collateral Agent and each other Second Lien Secured Party agree to waive any rights they may have as a secured creditor in an Insolvency or Liquidation Proceeding (i) to seek to have a case or cases commenced by any Grantor or Grantors under Chapter 11 of the Bankruptcy Code converted to a case or cases under Chapter 7 of the Bankruptcy Code pursuant to Section 1112 of the Bankruptcy Code or otherwise; (ii) to seek to have a case or cases commenced by any Grantor or Grantors under Chapter 11 of the Bankruptcy Code dismissed pursuant to Section 1112 of the Bankruptcy Code or otherwise; and (iii) to seek to have a Chapter 11 trustee or an examiner appointed pursuant to Section 1104 of the Bankruptcy Code or otherwise in any case or cases commenced by any Grantor or Grantors under Chapter 11 of the Bankruptcy Code.

SECTION 7    Reliance; Waivers; etc.

7.1    Reliance. The execution and delivery of the First Lien Documents by the First Lien Secured Parties and all loans and other extensions of credit made or deemed made on and after the date hereof by the First Lien Secured Parties to the Borrower or any Subsidiary shall be deemed to have been given and made in reliance upon this Agreement. The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, acknowledges that it and the Second Lien Secured Parties have, independently and without reliance on the First Lien Collateral Agent or any First Lien Secured Parties, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the applicable Second Lien Document, this Agreement and the transactions contemplated hereby and thereby and they will continue to make their own credit decision in taking or not taking any action under the applicable Second Lien Document or this Agreement.

7.2    No Warranties or Liability. The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, acknowledges and agrees that neither the First Lien Collateral Agent nor any of the First Lien Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the First Lien Documents, the ownership of any Common Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the First Lien Documents in accordance with law and as they, in their sole discretion, may otherwise deem appropriate, and the First Lien Secured Parties may manage their loans and extensions of credit without regard to any rights or interests that the Second Lien Collateral Agent or any of the Second Lien Secured Parties have in the Common Collateral or otherwise, except as otherwise provided in this Agreement. Neither the First Lien Collateral Agent nor any First Lien Secured Parties shall have any duty to the Second Lien Collateral Agent or any Second Lien Secured Party to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Borrower or any

Grantor (including the Second Lien Documents), regardless of any knowledge thereof that they may have or be charged with. Except as expressly set forth in this Agreement, the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent and the Second Lien Secured Parties have not otherwise made to each other, nor do they hereby make to each other, any warranties, express or implied, nor do they assume any liability to each other with respect to (a) the enforceability, validity, value or collectability of any of the Second Lien Obligations, the First Lien Obligations or any guarantee or security which may have been granted to any of them in connection therewith, (b) the Borrower or any Grantor’s title to or right to transfer any of the Common Collateral or (c) any other matter except as expressly set forth in this Agreement.

7.3    Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Secured Parties, and the Second Lien Collateral Agent and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:

(a)    any lack of validity or enforceability of any First Lien Documents or any Second Lien Documents;

(b)    any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of the First Lien Credit Agreement or any other First Lien Document or of the terms of the Second Lien Credit Agreement or any other Second Lien Document;

(c)    any exchange of any security interest in any Common Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;

(d)    the commencement of any Insolvency or Liquidation Proceeding in respect of the Borrower or any other Grantor; or

(e)    any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Borrower or any other Grantor in respect of the First Lien Obligations or the Second Lien Obligations in respect of this Agreement.

SECTION 8    Miscellaneous.

8.1    Conflicts. Subject to Section 8.19, in the event of any conflict between the provisions of this Agreement and the provisions of any First Lien Document or any Second Lien Document, the provisions of this Agreement shall govern.

8.2    Continuing Nature of This Agreement; Severability. Subject to Section 5.1(a)(y), Section 5.6 and Section 6.3, this Agreement shall continue to be effective until the Discharge of First Lien Obligations shall have occurred or such later time as all the obligations in respect of the Second Lien Obligations shall have been paid in full. This is a continuing agreement of lien subordination, and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Collateral Agent or any Second Lien Secured Party, to extend credit and other financial accommodations and lend monies to or for the benefit of the Borrower or any other Grantor constituting First Lien Obligations in reliance hereon. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.3    Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent or the First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed by or on behalf of the First Lien Collateral Agent and the Second Lien Collateral Agent or their respective authorized agents and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. The parties hereto agree that they will at the request of the Borrower and at the Borrowers’ expense enter into such amendments to this Agreement as may be necessary to add other parties holding additional obligation, to the extent such obligations are permitted to be incurred and secured on such basis by the First Lien Credit Agreement and the Second Lien Credit Agreement and the First Lien Collateral Agent and Second Lien Collateral Agent are authorized by the applicable First Lien Loan Documents or Second Lien Loan Documents, as applicable, to enter into such amendments and the Borrower delivers an Officer’s Certificate to such effect to each of the First Lien Collateral Agent and the Second Lien Collateral Agent and (i) in the case of additional first lien obligations, (a) establish that the Lien on the Common Collateral securing such additional first lien obligations shall be senior in all respects to all Liens on the Common Collateral securing any Second Lien Obligations and shall share in the benefits of the Common Collateral equally and ratably with all Liens on the Common Collateral securing any other First Lien Obligations, and (b) provide to the holders of such additional first lien obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the First Lien Collateral Agent) as are provided to First Lien Secured Parties under this Agreement and (ii) in the case of additional second lien obligations, (a) establish that the Lien on the Collateral securing such additional second lien obligations shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations and shall share in the benefits of the Collateral equally and ratably with all Liens on the Collateral securing any Second Lien Obligations, and (b) provide to the holders of such additional second lien obligations (or any agent or trustee thereof) the comparable rights and benefits (including any improved rights and benefits that have been consented to by the Second Lien Collateral Agent) as are provided to Second Lien Secured Parties under this Agreement.

8.4    Information Concerning Financial Condition of the Borrower and the Subsidiaries. The First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent and the Second Lien Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of the Borrower and the Grantors and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent and the Second Lien Secured Parties shall have no duty to advise any other party hereunder of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that the First Lien Collateral Agent, any First Lien Secured Party, the Second Lien Collateral Agent or any Second Lien Secured Party, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to any other party, it or they shall be under no obligation (w) to make, and the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent and the Second Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information that, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5    Subrogation. The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, hereby agrees not to assert any rights of subrogation, if any, it may acquire under applicable law as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.

8.6    Application of Payments. Except as otherwise provided herein, all payments received by the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations by the First Lien Secured Parties in a manner consistent with the terms of the First Lien Documents. Except as otherwise provided herein, the Second Lien Collateral Agent, on behalf of itself and each applicable Second Lien Secured Party, assents to any such extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security that may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.

8.7    Consent to Jurisdiction; Waivers. The parties hereto consent to the jurisdiction of any state or federal court located in New York, New York, and consent that all service of process may be made by registered mail directed to such party as provided in Section 8.8 for such party. Service so made shall be deemed to be completed three days after the same shall be posted as aforesaid. The parties hereto waive any objection to any action instituted hereunder in any such court based on forum non conveniens, and any objection to the venue of any action instituted hereunder in any such court. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO IN CONNECTION WITH THE SUBJECT MATTER HEREOF.

8.8    Notices. All notices to the First Lien Secured Parties and the Second Lien Secured Parties permitted or required under this Agreement may be sent to the First Lien Collateral Agent or the Second Lien Collateral Agent, respectively, as provided in the First Lien Credit Agreement, the Second Lien Credit Agreement, the other relevant First Lien Document or the other relevant Second Lien Document, as applicable. All notices to the Second Lien Secured Parties and the First Lien Secured Parties permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and the First Lien Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, electronically mailed or sent by courier service or U.S. mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or electronic mail or upon receipt via U.S. mail (registered or certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

8.9    Further Assurances. The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, and the First Lien Collateral Agent, on behalf of itself and each First Lien Secured Party, agree that each of them shall take such further action and shall execute and deliver to the First Lien Collateral Agent and the First Lien Secured Parties such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the First Lien Secured Parties may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.

8.10    Governing Law. This Agreement has been delivered and accepted at and shall be deemed to have been made at New York, New York and shall be interpreted, and the rights and liabilities of the parties bound hereby determined, in accordance with the laws of the State of New York.

8.11    Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent, the Second Lien Secured Parties and their respective permitted successors and assigns.

8.12    Specific Performance. The First Lien Collateral Agent may demand specific performance of this Agreement. The Second Lien Collateral Agent, on behalf of itself and each Second Lien Secured Party, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action that may be brought by the First Lien Collateral Agent.

8.13    Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Agreement.

8.14    Counterparts. This Agreement may be executed in one or more counterparts, including by means of facsimile or “pdf” file thereof, each of which shall be an original and all of which shall together constitute one and the same document.

8.15    Authorization. By its signature, each party hereto represents and warrants to the other parties hereto that the Person executing this Agreement on behalf of such party is duly authorized to execute this Agreement. The First Lien Collateral Agent represents and warrants that this Agreement is binding upon the First Lien Secured Parties. The Second Lien Collateral Agent represents and warrants that this Agreement is binding upon the Second Lien Secured Parties.

8.16    No Third Party Beneficiaries; Successors and Assigns. This Agreement and the rights and benefits hereof shall inure to the benefit of, and be binding upon, each of the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent and the Second Lien Secured Parties and their respective successors and assigns and shall inure to the benefit of each of, and be binding upon, the holders of First Lien Obligations and Second Lien Obligations. No other Person shall have or be entitled to assert rights or benefits hereunder.

8.17    Effectiveness. This Agreement shall become effective when executed and delivered by the parties hereto. This Agreement shall be effective both before and after the commencement of any Insolvency or Liquidation Proceeding. All references to the Borrower or any other Grantor shall include the Borrower or any other Grantor as debtor and debtor-in possession and any receiver or trustee for the Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding.

8.18    First Lien Collateral Agent and Second Lien Collateral Agent. It is understood and agreed that (a) Bank of America, N.A. is entering into this Agreement in its capacity as collateral agent under the First Lien Credit Agreement, and the provisions of Article X of the First Lien Credit Agreement applicable to the administrative agent and collateral agent thereunder shall also apply to the First Lien Collateral Agent hereunder and (b) Bank of America, N.A. is entering in this Agreement in its capacity as Second Lien Collateral Agent, and the provisions of Article X of the Second Lien Credit Agreement applicable to the collateral agent thereunder shall also apply to the Second Lien Collateral Agent hereunder.

8.19    Relative Rights. Notwithstanding anything in this Agreement to the contrary (except to the extent contemplated by Section 5.3(b)), nothing in this Agreement is intended to or will (a) amend, waive or otherwise modify the provisions of the First Lien Credit Agreement or any other First Lien Document, or the Second Lien Credit Agreement or any other Second Lien Document, or permit the Borrower or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the First Lien Credit Agreement or any other First Lien Documents or the Second Lien Credit Agreement or any other Second Lien Documents, (b) change the relative priorities of the First Lien Obligations or the Liens granted under the First Lien Documents on the Common Collateral (or any other assets) as among the First Lien Secured Parties, (c) otherwise change the relative rights of the First Lien Secured Parties in respect of the Common Collateral as among such First Lien Secured Parties or (d) obligate the Borrower or any Subsidiary to take any action, or fail to take any action, if taking or failing to take such action, as the case may be, would otherwise constitute a breach of, or default under, the First Lien Credit Agreement or any other First Lien Document or the Second Lien Credit Agreement or any other Second Lien Document. None of the Borrower, any Grantor or any Subsidiary or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the obligations of the

Borrower or any other Grantor to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

8.20    References. Notwithstanding anything to the contrary in this Agreement, any references contained herein to any Section, clause, paragraph, definition or other provision of any First Lien Document or Second Lien Document (including any definition contained therein) shall be deemed to be a reference to such Section, clause, paragraph, definition or other provision as in effect on the date of this Agreement; provided that any reference to any such Section, clause, paragraph or other provision shall refer to such Section, clause, paragraph or other provision of the applicable First Lien Document or Second Lien Document, as applicable (including any definition contained therein), as amended or modified from time to time if such amendment or modification has been made in accordance with this Agreement and the applicable First Lien Document or Second Lien Document.

8.21    Intercreditor Agreements. Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the First Lien Secured Parties (as among themselves) may enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the First Lien Secured Parties in respect of the Common Collateral, this Agreement and the other First Lien Documents, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the First Lien Documents. Notwithstanding anything to the contrary contained in this Agreement, each party hereto agrees that the Second Lien Secured Parties (as among themselves) may enter into intercreditor agreements (or similar arrangements) governing the rights, benefits and privileges as among the Second Lien Secured Parties in respect of the Common Collateral, this Agreement and the other Second Lien Documents, including as to application of proceeds of the Common Collateral, voting rights, control of the Common Collateral and waivers with respect to the Common Collateral, in each case so long as the terms thereof do not violate or conflict with the provisions of this Agreement or the Second Lien Documents. In any event, if a respective intercreditor agreement (or similar arrangement) exists, the provisions thereof shall not be (or be construed to be) an amendment, modification or other change to this Agreement or any other First Lien Security Document or Second Lien Security Document, and the provisions of this Agreement and the other First Lien Security Documents and Second Lien Security Documents shall remain in full force and effect in accordance with the terms hereof and thereof (as such provisions may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof and thereof, including to give effect to any intercreditor agreement (or similar arrangement)). The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties on the one hand and the Second Lien Secured Parties on the other hand.

8.22    Drafting of Agreement. This Agreement embodies arms’ length negotiations and compromises between the parties, was drafted jointly by the parties, and shall not be construed against any party hereto, or such parties’ successors and assigns, if any, by reason of its preparation or drafting of this Agreement. Each of the parties agrees that drafts of this Agreement and modifications reflected in such drafts shall not be utilized in any manner, dispute, or proceeding, including as evidence of any of the parties’ intent or interpretation of this Agreement.

8.23    Additional Grantors. The Borrower agrees that, if any Subsidiary shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become a party hereto by executing and delivering an instrument in a form acceptable to the First Lien Collateral Agent and the Second Lien Collateral Agent. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder, and will be acknowledged by the First Lien Collateral Agent and the Second Lien Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

BANK OF AMERICA, N.A., as First Lien Collateral Agent

By:	/s/ Henry C. Pennell
Name:	Henry C. Pennell
Its Duly Authorized Signatory

Notice Address:

Bank of America, N.A.

ATTN: Henry Pennell

901 Main St. 14th Fl

TX1-492-14-11

Dallas, TX 75202

TEL: 214-209-1226

FAX: 214-290-9448

EMAIL: henry.pennell@baml.com

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

BANK OF AMERICA, N.A., as Second Lien Collateral Agent

By:	/s/ Henry C. Pennell
Name:	Henry C. Pennell
Its Duly Authorized Signatory

Notice Address:

Bank of America, N.A.

ATTN: Henry Pennell

901 Main St. 14th Fl

TX1-492-14-11

Dallas, TX 75202

TEL: 214-209-1226

FAX: 214-290-9448

EMAIL: henry.pennell@baml.com

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

CONSENT OF BORROWER AND GRANTORS

Dated: [    ], 2014

Reference is made to the Intercreditor Agreement dated as of the date hereof between Bank of America, N.A., as First Lien Collateral Agent, and Bank of America, N.A., as Second Lien Collateral Agent, (such agreement as in effect on the date hereof, the “Intercreditor Agreement”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

Each of the undersigned Grantors has read the foregoing Intercreditor Agreement and consents thereto. Each of the undersigned Grantors agrees not to take any action that would be contrary to the express provisions of the foregoing Intercreditor Agreement, agrees to abide by the requirements expressly applicable to it under the foregoing Intercreditor Agreement and agrees that, except as otherwise provided therein, no First Lien Secured Party or Second Lien Secured Party shall have any liability to any Grantor for acting in accordance with the provisions of the foregoing Intercreditor Agreement, the First Lien Documents or the Second Lien Documents. Each Grantor understands that the foregoing Intercreditor Agreement is for the sole benefit of the First Lien Secured Parties and the Second Lien Secured Parties and their respective successors and assigns, and that such Grantor is not an intended beneficiary or third party beneficiary thereof.

Without limitation to the foregoing, each Grantor agrees to take such further action and to execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent (or any of their respective agents or representatives) may reasonably request to effectuate the terms of and the lien priorities contemplated by the Intercreditor Agreement.

This Consent shall be governed and construed in accordance with the laws of the State of New York. Notices delivered to any Grantor pursuant to this Consent shall be delivered in accordance with the notice provisions set forth in the First Lien Credit Agreement.

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

KARMAN BUYER CORP., as the Borrower

By:
Name:
Title:

KARMAN INTERMEDIATE CORP., as Holdings

By:
Name:
Title:

[SIGNATURE PAGE TO CONSENT OF BORROWER AND GRANTORS]

IN WITNESS HEREOF, this Consent is hereby executed by each of the Grantors as of the date first written above.

AGS HOLD CO., as Grantor

By:
Name:
Title:

AGS ACQUISITION CO., as Grantor

By:
Name:
Title:

ADVANTAGE SALES & MARKETING INC., as Grantor

By:
Name:
Title:

ADVANTAGE SALES & MARKETING LLC, as Grantor

By:
Name:
Title:

ADVANTAGE SALES LLC, as Grantor

By:
Name:
Title:

EVENTUS MARKETING LLC, as Grantor

By:

[SIGNATURE PAGE TO CONSENT OF BORROWER AND GRANTORS]

Name:
Title:

[SIGNATURE PAGE TO CONSENT OF BORROWER AND GRANTORS]

TRI-VENTURE MARKETING LLC, as Grantor

By:
Name:
Title:

IN-STORE OPPORTUNITIES LLC, as Grantor

By:
Name:
Title:

PROGRAM SALES LLC, as Grantor

By:
Name:
Title:

ADVANTAGE WAYPOINT LLC, as Grantor

By:
Name:
Title:

[ASM SUB LLC], as Grantor

By:
Name:
Title:

[SIGNATURE PAGE TO CONSENT OF BORROWER AND GRANTORS]